UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:
February 17, 2005

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6470 Sycamore Court North, Maple Grove, Minnesota	55369

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On February 17, 2005, the registrant issued a press release disclosing financial information regarding the quarter and twelve months ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated February 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.

(Registrant)

Date: February 18, 2005	By /s/ Scott F. Drill

Scott F. Drill, President and Chief Executive Officer